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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549
                                    ____________


                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934



Date of report (Date of earliest event reported): February 5, 1998

                          SANCHEZ COMPUTER ASSOCIATES, INC.
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                  (Exact Name of Registrant as Specified in Charter)


Pennsylvania                    0-21705                     23-2161560
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(State or Other Jurisdiction  (Commission              (I.R.S. Employer
  of Incorporation)           File Number)              Identification No.)


40 Valley Stream Parkway, Malvern, PA                            19355
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (610) 296-8877



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ITEM 2.   Acquisition or Disposition of Assets.

          On February 5, 1998, the registrant acquired Greystone Technology Corporation ("Greystone") through a merger of a wholly-owned subsidiary of the registrant with and into Greystone pursuant to a Reorganization Agreement (the "Reorganization Agreement") dated as of that date among the registrant, its wholly-owned subsidiary, Greystone and Robert D. Shear and K.S. Bhaskar, the owners of the all of the outstanding capital stock of Greystone (the "Shareholders"). In exchange for their shares of Greystone, the Shareholders collectively received 84,050 shares of the registrant's common stock, of which 8,405 shares will be held in escrow for a period of six months as security for all of the Shareholders' indemnification obligations under the Reorganization Agreement. The transaction will be accounted for as a pooling of interests. The consideration paid to the Shareholders was determined pursuant to arm's length negotiations.

          Greystone owns the operating system software used in the registrant's PROFILE-Registered Trademark- banking software, which the registrant licenses to financial services organizations worldwide. Greystone will honor existing license, maintenance and support agreements with other third-party licensees, and may continue to license the acquired software to new third party licensees and furnish related maintenance and support.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          It is impracticable at the present time to provide the required financial statements for the acquired business described in response to Item 2 above. Financial statements required to be filed pursuant to Article 11 of Regulation S-X, if any, will be filed not later than 60 days after the filing date of this Current Report.*

     (b)  Pro Forma Financial Information.

          See the answer to Item 7(a) above.

     (c)  Exhibits.

          2.1 Reorganization Agreement dated as of February 5, 1998 among Sanchez Computer Associates, Inc., System Acquisition Corp., Greystone Technology Corporation, Robert D. Shear and K.S. Bhaskar.

* The registrant intends to file its financial statements for its 1997 fiscal year prior to the expiration of the 60-day period referenced herein. Once those financial statements are filed, the registrant expects that the acquisition of Greystone will not be significant as defined in Article 1-02(w) of Regulation S-X; therefore, it is expected that the financial statements of Greystone will not be required to be filed pursuant to this Item.

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                                     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:    February 20, 1998             SANCHEZ COMPUTER ASSOCIATES, INC.



                                        By: /s/Joseph F. Waterman
                                            -------------------------
                                             Joseph F. Waterman,
                                             Sr. Vice President
                                             and Chief Financial Officer


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                                   EXHIBIT INDEX

          DOCUMENT

2.1 Reorganization Agreement dated as of February 5, 1998 among Sanchez Computer Associates, Inc., System Acquisition Corp., Greystone Technology Corporation, Robert D. Shear and K.S. Bhaskar.

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